EXHIBIT 25.1

       ***************************************************************
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

              STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE
          ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

      CHECK IF AN APPLICATION TO DETERMINE  ELIGIBILITY OF A TRUSTEE  PURSUANT
TO SECTION 305(b)(2) ____                                    [Not Applicable.]

                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

                                 Not applicable
                 (Jurisdiction of incorporation or organization
                          if not a U.S. national bank)

                                  74-0800980
                     (I.R.S. Employer Identification No.)

             712 Main Street, Houston, Texas                      77002
         (Address of principal executive offices)               (Zip code)

                    Lee Boocker, 712 Main Street, 26th Floor,
                      Houston, Texas 77002, (713) 216-2448
            (Name, address and telephone number of agent for service)

                            CORNELL CORRECTIONS, INC.
               (Exact name of obligor as specified in its charter)

                        Delaware                      76-0433642
           (State or other jurisdiction of        (I.R.S. Employer
            incorporation or organization)        Identification No.)

    1700 West Loop South, Suite 1500, Houston, Texas      77027
         (Address of principal executive offices)       (Zip Code)

                                 Debt Securities
                       (Title of the indenture securities)
       ****************************************************************

ITEM 1.           GENERAL INFORMATION.

      Furnish the following information as to the trustee--

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D. C.

            Federal Deposit Insurance Corporation,
            Washington, D. C.

            The Board of Governors of the Federal Reserve System,  Washington,
            D. C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            The trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

                         As of November 16, 1999

                         No such affiliation exists.

ITEM 3.           VOTING SECURITIES OF THE TRUSTEE.

      Furnish the following information as to each class of voting securities of the trustee.

                             As of November 16, 1999

                       COLUMN A                                   COLUMN B
                    TITLE OF CLASS                           AMOUNT OUTSTANDING
----------------------------------------------------------   ------------------
(1) Chase Bank of Texas, National Association Common Stock       5,000,000


(1) Chase Equity Holdings, Inc., a Deleware corporation, owns all of such shares, except for director's qualifying shares.

ITEM 4.           TRUSTEESHIPS UNDER OTHER INDENTURES.

      If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

      (a)   Title of the securities outstanding under each such other indenture.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

      (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

      If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 6.     VOTING  SECURITIES  OF THE  TRUSTEE  OWNED BY THE OBLIGOR OR
            ITS OFFICIALS.

      Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 7.     VOTING  SECURITIES OF THE TRUSTEE OWNED BY  UNDERWRITERS  OR
            THEIR OFFICIALS.

      Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 8.     SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

      Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 9.     SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

      If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

      If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 11.    OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A
            PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

      If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50% or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 12.    INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

      Except as noted in the instructions to the Form T-1, if the obligor is indebted to the trustee, furnish the following information: nature of indebtedness, amount outstanding and date due.

DOLLAR AMOUNT                      APPLICANT                       EXPIRY DATE
------------                       ---------                       -----------

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 13.    DEFAULTS BY THE OBLIGOR.

      (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                             As of November 16, 1999

                  There is not, nor has there been, a default with respect to the securities under this Indenture. (See Note, Page 8 hereof.)

      (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                             As of November 16,1999

                  There has not been a default  under  any such  indenture  or series.  (See Note, Page 8 hereof.)

ITEM 14.    AFFILIATIONS WITH THE UNDERWRITERS.

      If any underwriter is an affiliate of the trustee, describe each such affiliation.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 15.    FOREIGN TRUSTEE.

      Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                 Not applicable.

ITEM 16.    LIST OF EXHIBITS.

      List below all exhibits filed as part of this statement of eligibility.

            *     1.    A copy of the articles of  association  of the trustee
            as now in effect.

            *     2.    A copy of the  certificate of authority of the trustee
            to commence business.

            *     3.    A copy of the certificate of authorization of the
            trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

            *     4.    A copy of the existing bylaws of the trustee.

                  5. A copy of each indenture referred to in Item 4, if the obligor is in default. Not Applicable.

                  6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act. Not applicable.

                  9. Foreign trustees are required to file a consent to service of process on Form F-X. Not applicable.

-----------------

  * Incorporated by reference to Exhibit bearing the same Exhibit number filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-63747 filed September 18, 1998.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chase Bank of Texas, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 16th day of November, 1999.

                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                                (Trustee)



                              By: /s/ MAURI COWEN
                                Name: Mauri Cowen
                                Title: Vice President and Trust Officer


                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement or will be the underwriters for the indenture securities, or are owners of 10% or more of the voting securities of the obligor, or are owners of 50% or more of the voting securities of the obligor or are affiliates, and the amounts and percentages of such securities, if any, owned by each of the foregoing, respectively, are based upon information furnished to the trustee by the obligor and the underwriter. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor. Accordingly, the trustee disclaims responsibility as to the accuracy and completeness of the information received from the obligor and the underwriter relating to the answers to items 2, 5, 7, 8, 9, 10, 11, 12, 13 and 14. However, such answers may be considered as correct unless additional information is furnished by amendment.

                                                       EXHIBIT 6 TO EXHIBIT 25.1

Securities & Exchange Commission
Washington, D.C.  20549

Gentlemen:

      The undersigned is to be trustee under an indenture between CORNELL CORRECTIONS, INC. and Chase Bank of Texas, National Association, as trustee, to be entered into in connection with the issuance of its Debt Securities.

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities & Exchange Commission upon its request therefor.

                                Very truly yours,

                              CHASE BANK OF TEXAS,
                                NATIONAL ASSOCIATION



                              By: /s/ MAURI COWEN
                              Name: Mauri Cowen
                              Title: Vice President and Trust Officer

                                                       EXHIBIT 7 TO EXHIBIT 25.1

RC-01.A        RCFD0081 Cash and Noninterest-bearing Balances              2423471
RC-01.B        RCFD0071 Interest-bearing Balances                              200
RC-02.A        RCFD1754 Securities Held-to-Maturity                         116370
RC-02.B        RCFD1773 Securities Available-for-sale                      4892036
RC-03          RCFD1350 Fed Funds Sold & Secs Purchased                    2554048
RC-04.A        RCFD2122 Loans and Leases                                  12813241
RC-04.B        RCFD3123 LESS: Allowance for Loan and Lease Lo               219078
RC-04.C        RCFD3128 LESS: Allocated Transfer Risk Reserve                    0
RC-04.D        RCFD2125 Net Loans & Leases (Total)                        12594163
RC-05          RCFD3545 Trading Assets                                      109914
RC-06          RCFD2145 Premises and Fixed Assets                           688492
RC-07          RCFD2150 Other REO                                                0
RC-08          RCFD2130 Investments in Unconsolidated Subsidi                 3448
RC-09          RCFD2155 Customers' Liability on Acceptances                   9098
RC-10          RCFD2143 Intangible Assets                                   330089
RC-11          RCFD2160 Other Assets                                        610126
RC-12          RCFD2170 Total Assets                                      24331455
RC-13.A        RCON2200 Deposits: Domestic Offices                        18719796
RC-13.A.1      RCON6631 Domestic Deposits: Noninterest-bearin              9105667
RC-13.A.2      RCON6636 Domestic Deposits: Interest-bearing                9614129
RC-13.B        RCFN2200 Deposits: Foreign Offices                                0
RC-13.B.1      RCFN6631 Foreign Deposits: Noninterest-bearing                    0
RC-13.B.2      RCFN6636 Foreign Deposits: Interest-bearing                       0
RC-14          RCFD2800 Fed Funds Purchased & Secs Sold                    1926003
RC-15.A        RCON2840 Demand Notes to US Treasury                         553255
RC-15.B        RCFD3548 Trading Liabilities                                  96692
RC-16.A        RCFD2332 Other Borrowed Money: Maturity less than 1yr        490640
RC-16.B        RCFDA547 Other Borrowed Money: Mat. 1-3 YRS                       0
RC-16.C        RCFDA548 Other Borrowed Money: Maturity > 3yr                 15001
RC-18          RCFD2920 Bank's Liability on Acceptances                       9098
RC-19          RCFD3200 Subordinated Notes and Debentures                   445000
RC-20          RCFD2930 Other Liabilities                                   232785
RC-21          RCFD2948 Total Liabilities                                 22488270
RC-23          RCFD3838 Perpetual Preferred Stock & Surplus                      0
RC-24          RCFD3230 Common Stock                                        612893
RC-25          RCFD3839 Surplus                                             924674
RC-26.A        RCFD3632 Undivided Profits/Capital Reserves                  434112
RC-26.B        RCFD8434 Unrealized holding gain(loss) secur.               -128494
RC-26.C        RCFD4336 Accm net gains(loss) on cash flow hedges                 0
RC-27          RCFD3284 Foreign Currency Translation Adjustme                    0
RC-28          RCFD3210 Total Equity Capital                               1843185
RC-29          RCFD3300 Total Liabs, Pref. Stck, & Equity Cap             24331455
RC-M.1         RCFD6724 Auditor memo                                           N/A
RCA1.A         RCFD0022 Consolidated Bank: Cash                            2078603
RCA1.A.B       RCON0020 Domestic Offices: Cash Items In Colle              1729420
RCA1.B.B       RCON0080 Domestic Offices: Cash                              349183
RCA2.A.A       RCFD0083 Consolidated Bank: Due from US Branch                    0
RCA2.B         RCON0082 Domestic Offices: Due from US Deposit               122801
RCA2.B.A       RCFD0085 Consolidated Bank: Due from Other Dep               122801
RCA3.A.A       RCFD0073 Consolidated Bank: Due from Foreign U                 2171
RCA3.B         RCON0070 Domestic Offices: Due from Foreign Ba                53632
RCA3.B.A       RCFD0074 Consolidated Bank: Due from Other For                51461
RCA4.A         RCFD0090 Due from Fed Reserve Banks                          168635
RCA4.B         RCON0090 Domestic Offices: Due from Fed Reserv               168635
RCA5.A         RCFD0010 Domestic Offices - Total                           2423671
RCA5.B         RCON0010 Consolidated Bank - Total                          2423671
RCAM.1         RCON0050 Non-Int bearing bals due from US Bnks               122601


RCB1.A          RCFD0211 Held: Cost: US Treasury Securities                      0
RCB1.B          RCFD0213 Held: Value: US Treasury Securities                     0
RCB1.C          RCFD1286 Sale: Cost: US Treasury Securities                 903833
RCB1.D          RCFD1287 Sale: Value: US Treasury Securities                864009
RCB2.A.A        RCFD1289 Held: Cost: Obligations US agencies                     0
RCB2.A.B        RCFD1290 Held: Value: Obligations US agencies                    0
RCB2.A.C        RCFD1291 Sale: Cost: Obligations US agencies                     0
RCB2.A.D        RCFD1293 Sale: Value: Obligations US agencies                    0
RCB2.B.A        RCFD1294 Held: Cost: Obligations US sponsored                   36
RCB2.B.B        RCFD1295 Held: Value: Obligations US sponsored                 356
RCB2.B.C        RCFD1297 Sale: Cost: Obligations US sponsored               251279
RCB2.B.D        RCFD1298 Sale: Value: Obligations US sponsored              236684
RCB3.A.A        RCFD1676 Held: Cost: General Obligations                       145
RCB3.A.B        RCFD1677 Held: Value: General Obligations                      145
RCB3.A.C        RCFD1678 Sale: Cost: General Obligations                         0
RCB3.A.D        RCFD1679 Sale: Value: General Obligations                        0
RCB3.B.A        RCFD1681 Held: Cost: Revenue Obligations                         0
RCB3.B.B        RCFD1686 Held: Value: Revenue Obligations                        0
RCB3.B.C        RCFD1690 Sale: Cost: Revenue Obligations                         0
RCB3.B.D        RCFD1691 Sale: Value: Revenue Obligations                        0
RCB3.C.A        RCFD1694 Held: Cost: Industrial Obligations                      0
RCB3.C.B        RCFD1695 Held: Value: Industrial Obligations                     0
RCB3.C.C        RCFD1696 Sale: Cost: Industrial Obligations                      0
RCB3.C.D        RCFD1697 Sale: Value: Industrial Obligations                     0
RCB4.A.1.A      RCFD1698 Held: Cost: Security Guaranteed GNMA                    0
RCB4.A.1.B      RCFD1699 Held: Value: Security Guaranteed GNMA                   0
RCB4.A.1.C      RCFD1701 Sale: Cost: Security Guaranteed GNMA               799399
RCB4.A.1.D      RCFD1702 Sale: Value: Security Guaranteed GNMA              771283
RCB4.A.2.A      RCFD1703 Held: Cost: Security Issued FNMA                   116189
RCB4.A.2.B      RCFD1705 Held: Value: Security Issued FNMA                  115125
RCB4.A.2.C      RCFD1706 Sale: Cost: Security Issued FNMA                  3092161
RCB4.A.2.D      RCFD1707 Sale: Value: Security Issued FNMA                 2973933
RCB4.A.3.A      RCFD1709 Held: Cost: Other Pass-Through Secs                     0
RCB4.A.3.B      RCFD1710 Held: Value: Other Pass-Through Secs                    0
RCB4.A.3.C      RCFD1711 Sale: Cost: Other Pass-Through Secs                     0
RCB4.A.3.D      RCFD1713 Sale: Value: Other Pass-Through Secs                    0
RCB4.B.1.A      RCFD1714 Held: Cost: Issued/Guar. FNMA, Etc.                     0
RCB4.B.1.B      RCFD1715 Held: Value: Issued/Guar. FNMA, Etc.                    0
RCB4.B.1.C      RCFD1716 Sale: Cost: Issued/Guar. FNMA, Etc.                     0
RCB4.B.1.D      RCFD1717 Sale: Value: Issued/Guar. FNMA, Etc.                    0
RCB4.B.2.A      RCFD1718 Held: Cost: Collateralized MBS -FNMA                    0
RCB4.B.2.B      RCFD1719 Held: Value: Collateralized MBS -FNMA                   0
RCB4.B.2.C      RCFD1731 Sale: Cost: Collateralized MBS -FNMA                    0
RCB4.B.2.D      RCFD1732 Sale: Value: Collateralized MBS -FNMA                   0
RCB4.B.3.A      RCFD1733 Held: Cost: All Other MBS                               0
RCB4.B.3.B      RCFD1734 Held: Value: All Other MBS                              0
RCB4.B.3.C      RCFD1735 Sale: Cost: All Other MBS                               0
RCB4.B.3.D      RCFD1736 Sale: Value: All Other MBS                              0
RCB5.A.A        RCFD1737 Held: Cost: Other Domestic Debt Sec.                    0
RCB5.A.B        RCFD1738 Held: Value: Other Domestic Debt Sec.                   0
RCB5.A.C        RCFD1739 Sale: Cost: Other Domestic Debt Sec.                    0
RCB5.A.D        RCFD1741 Sale: Value: Other Domestic Debt Sec.                   0
RCB5.B.A        RCFD1742 Held: Cost: Foreign Debt Securities                     0
RCB5.B.B        RCFD1743 Held: Value: Foreign Debt Securities                    0
RCB5.B.C        RCFD1744 Sale: Cost: Foreign Debt Securities                     0
RCB5.B.D        RCFD1746 Sale: Value: Foreign Debt Securities                    0
RCB6.A.C        RCFDA510 Sale: Cost: Securities Mutual Funds                     0

RCB6.A.D        RCFDA511 Sale: Value: Securities Mutual Funds                    0
RCB6.B.C        RCFD1752 Sale: Cost: Other Equity Securities                 46127
RCB6.B.D        RCFD1753 Sale: Value: Other Equity Securities                46127
RCB7.A          RCFD1754 Total Held-to-maturity - Amort Cost                116370
RCB7.B          RCFD1771 Total Held-to-maturity - Fair Value                115626
RCB7.C          RCFD1772 Total Avail-for-sale - Amort Cost                 5092799
RCB7.D          RCFD1773 Total Avail-for-sale - Fair Value                 4892036
RCBM.1          RCFD0416 Pledged                                           1704561
RCBM.2.A.1      RCFDA549 Memoranda: Non-Mort Debt less than 3 MO             65225
RCBM.2.A.2      RCFDA550 Memoranda: Non-Mort Debt 3-12 MO                       20
RCBM.2.A.3      RCFDA551 Memoranda: Non-Mort Debt 1-3 YRS                    29768
RCBM.2.A.4      RCFDA552 Memoranda: Non-Mort Debt 3-5 YRS                   602321
RCBM.2.A.5      RCFDA553 Memoranda: Non-Mort Debt 5-15 YRS                  403504
RCBM.2.A.6      RCFDA554 Memoranda: Non-Mort Debt > 15 YRS                      36
RCBM.2.B.1      RCFDA555 Memoranda: Mort Pass Thru less than 3 MO             5077
RCBM.2.B.2      RCFDA556 Memoranda: Mort Pass Thru 3-12 MO                   36637
RCBM.2.B.3      RCFDA557 Memoranda: Mort Pass Thru 1-3 YRS                   75521
RCBM.2.B.4      RCFDA558 Memoranda: Mort Pass Thru 3-5 YRS                    1078
RCBM.2.B.5      RCFDA559 Memoranda: Mort Pass Thru 5-15 YRS                 482249
RCBM.2.B.6      RCFDA560 Memoranda: Mort Pass Thru > 15 YRS                3260843
RCBM.2.C.1      RCFDA561 Memoranda: Other Mort-backed less than 3 YRS            0
RCBM.2.C.2      RCFDA562 Memoranda: Other Mort-backed > 3 YRS                    0
RCBM.2.D        RCFDA248 Memoranda: Tot Debt less than 1 YR                 108722
RCBM.7          RCFD1778 Amortized Cost Held Securities Sold                     0
RCBM.9.A        RCFD8782 Structured Notes - Amortized Cost                       0
RCBM.9.B        RCFD8783 Structured Notes - Fair Value                           0
RCC01.A         RCFD1410 Consolidated RE Loans                             2476207
RCC01.A.B       RCON1415 Domestic Const/Development Loans                   572575
RCC01.B.B       RCON1420 Domestic Secured by Farmland                         8846
RCC01.C.1B      RCON1797 Domestic Secured by 1-4 Revolving                       0
RCC01.C.2A      RCON5367 Domestic Secured by 1-4 Other                      821862
RCC01.C.2B      RCON5368 Domestic Secured by 1-4 Other                      496530
RCC01.D.B       RCON1460 Domestic Secured by 5+                              77689
RCC01.E.B       RCON1480 Domestic Secured by Nonfarm Nonreside              498705
RCC02.A.B       RCON1505 Domestic to US Coml Banks                            1618
RCC02.A1.A      RCFD1506 Consolidated to US Branches of Forei                  750
RCC02.A2.A      RCFD1507 Consolidated to Other US Coml Banks                   868
RCC02.B.A       RCFD1517 Consolidated to Other Dep'y in US                       3
RCC02.B.B       RCON1517 Domestic to Other Dep'y in US                           3
RCC02.C.B       RCON1510 Domestic to Foreign Banks                              58
RCC02.C1.A      RCFD1513 Consolidated to For Branches US Bank                    0
RCC02.C2.A      RCFD1516 Consolidated to Foreign Banks                          58
RCC03.A         RCFD1590 Consolidated to Farmers                             23717
RCC03.B         RCON1590 Domestic to Farmers                                 23717
RCC04.A.A       RCFD1763 Consolidated US Coml                              6340393
RCC04.A.B       RCON1763 Domestic US Coml                                  6340393
RCC04.B.A       RCFD1764 Consolidated non-US Coml                           200654
RCC04.B.B       RCON1764 Domestic non-US Coml                               200654
RCC05.A.A       RCFD1756 Consolidated Accep's of US Banks                        0
RCC05.A.B       RCON1756 Domestic Accep's of US Bank                             0
RCC05.B.A       RCFD1757 Consolidated Accep's of Foreign Banks                   0
RCC05.B.B       RCON1757 Domestic Accep's of Foreign Banks                       0
RCC06.A.A       RCFD2008 Consolidated Credit Cards                          105389
RCC06.B         RCON1975 Domestic Consumer                                 1557955
RCC06.B.A       RCFD2011 Consolidated Other Consumer                       1452566
RCC07.A         RCFD2081 Consolidated Loans to For Govts                      7408
RCC07.B         RCON2081 Domestic Loans to For Govts                          7408


RCC08.A         RCFD2107 Consolidated Obligations US                                                    7698
RCC08.B         RCON2107 Domestic Obligations US                                                        7698
RCC09.A         RCFD1563 Consolidated Other                                                          2152458
RCC09.A.B       RCON1545 Domestic Loans for Securities                                                 60713
RCC09.B.B       RCON1564 Domestic Other                                                              2091745
RCC10.A.A       RCFD2182 Consolidated US Leases                                                        44639
RCC10.B         RCON2165 Domestic Leases                                                               45072
RCC10.B.A       RCFD2183 Consolidated For Leases                                                         433
RCC11.A         RCFD2123 LESS: Consolidated Unearned Income                                                0
RCC11.B         RCON2123 LESS: Domestic Unearned Income                                                    0
RCC12.A         RCFD2122 Total Loans & Leases (Consolidated)                                        12813241
RCC12.B         RCON2122 Total Loans & Leases (Domestic)                                            12813241
RCCM.2.A1A      RCFD1687 Cons Restruc'd US RE                                                              0
RCCM.2.A2A      RCFD1689 Cons Restruc'd non-US RE                                                          0
RCCM.2.B.A      RCFD8691 Cons Restruc'd - All Other Loan/Lease                                             0
RCCM.2.C.A      RCFD8692 Cons Restruc'd - Non-U.S. Addressees                                              0
RCCM.3.A.1      RCONA564 Memo: Loans Secd by Real Est less than 3 MO                                   22543
RCCM.3.A.2      RCONA565 Memo: Loans Secd by Real Est 3-12 MO                                          69021
RCCM.3.A.3      RCONA566 Memo: Loans Secd by Real Est 1-3 YRS                                          38309
RCCM.3.A.4      RCONA567 Memo: Loans Secd by Real Est 3-5 YRS                                          45104
RCCM.3.A.5      RCONA568 Memo: Loans Secd by Real Est 5-15 YRS                                        244761
RCCM.3.A.6      RCONA569 Memo: Loans Secd by Real Est > 15 YRS                                        393489
RCCM.3.B.1      RCFDA570 Memo: Other Loans/Leases less than 3 MO                                     7843232
RCCM.3.B.2      RCFDA571 Memo: Other Loans/Leases 3-12 MO                                            1417479
RCCM.3.B.3      RCFDA572 Memo: Other Loans/Leases 1-3 YRS                                             963370
RCCM.3.B.4      RCFDA573 Memo: Other Loans/Leases 3-5 YRS                                            1130473
RCCM.3.B.5      RCFDA574 Memo: Other Loans/Leases 5-15 YRS                                            478478
RCCM.3.B.6      RCFDA575 Memo: Other Loans/Leases > 15 YRS                                             41534
RCCM.3.C        RCFDA247 Memo: Tot Remg Loans/Leases less than 1 YR                                  5134955
RCCM.3.D        RCONA577 Memo: Non-Farm/Res Loans/Leases > 5YR                                        128240
RCCM.3.E        RCFDA578 Memo: Comm/Indust > 3 YRS                                                   2199666
RCCM.4          RCFD2746 Loans to fin. comm. real est., constr                                        867517
RCCM.5          RCFD5369 Loans & leases held for sale                                                 109971
RCCM.6          RCON5370 Adj. rate closed-end loans secured                                            82727
RCCP2.01        RCON6999 YES/NO - RCC01.E & RCC04 >= $ 100,000                                             0
RCCP2.02AA      RCON5562 Number of Loans RCC01.E                                                         N/A
RCCP2.02BA      RCON5563 Number of Loans RCC04                                                           N/A
RCCP2.03AA      RCON5564 Number of Loans RCC01.E Orig less than or equal to $100K                        N/A
RCCP2.03AB      RCON5565 Amount of Loans RCC01.E Orig less than or equal to $100K                        N/A
RCCP2.03BA      RCON5566 # of Loans RCC01.E $100K less than Orig less than or equal to $250K             N/A
RCCP2.03BB      RCON5567 $ of Loans RCC01.E $100K less than Orig less than or equal to $250K             N/A
RCCP2.03CA      RCON5568 # of Loans RCC01.E $250K less than Orig less than or equal to $1M               N/A
RCCP2.03CB      RCON5569 $ of Loans RCC01.E $250K less than Orig less than or equal to $1M               N/A
RCCP2.04AA      RCON5570 Number of Loans RCC04 Orig less than or equal to $100K                          N/A
RCCP2.04AB      RCON5571 Amount of Loans RCC04 Orig less than or equal to $100K                          N/A
RCCP2.04BA      RCON5572 # of Loans RCC04 $100K less than Orig less than $250K                           N/A
RCCP2.04BB      RCON5573 $ of Loans RCC04 $100K less than Orig less than or equal to $250K               N/A
RCCP2.04CA      RCON5574 # of Loans RCC04 $250K less than Orig less than or equal to $1M                 N/A
RCCP2.04CB      RCON5575 $ of Loans RCC04 $250K less than Orig less than or equal to $1M                 N/A
RCCP2.05        RCON6860 YES/NO - RCC01.B & RCC03 >= $ 100,000                                             0
RCCP2.06AA      RCON5576 Number of Loans RCC01.B                                                         N/A
RCCP2.06BA      RCON5577 Number of Loans RCC03                                                           N/A
RCCP2.07AA      RCON5578 Number of Loans RCC01.B Orig less than or equal to $100K                        N/A
RCCP2.07AB      RCON5579 Amount of Loans RCC01.B Orig less than or equal to $100K                        N/A
RCCP2.07BA      RCON5580 # of Loans RCC01.B $100K less than Orig less than or equal to $250K             N/A
RCCP2.07BB      RCON5581 $ of Loans RCC01.B $100Kless than Orig less than or equal to $250K              N/A
RCCP2.07CA      RCON5582 # of Loans RCC01.B $250K less thankOrig less than or original o$500K            N/A

RCCP2.07CB      RCON5583 $ of Loans RCC01.B $250K less than Orig less than or equal to $500K           N/A
RCCP2.08AA      RCON5584 Number of Loans RCC03 - Orig less than or equal to $100K                      N/A
RCCP2.08AB      RCON5585 Amount of Loans RCC03 - Orig less than or equal to $100K                      N/A
RCCP2.08BA      RCON5586 # of Loans RCC03 - $100K less than Orig less than or equal to$250K            N/A
RCCP2.08BB      RCON5587 $ of Loans RCC03 - $100K less than Orig less than or equal to $250K           N/A
RCCP2.08CA      RCON5588 # of Loans RCC03 - $250K less than Orig less than or equal to $500K           N/A
RCCP2.08CB      RCON5589 $ of Loans RCC03 - $250K less than Origless than or equal to.$500K            N/A
RCD01           RCON3531 US Treasury securities                                                        N/A
RCD02           RCON3532 US Govt agency obligations                                                    N/A
RCD03           RCON3533 Securities issued by State and Subdiv                                         N/A
RCD04.A         RCON3534 Pass-through secs by FNMA/FHLMC/GNMA                                          N/A
RCD04.B         RCON3535 CMOs and REMICs issued by FNMA/FHLMC                                          N/A
RCD04.C         RCON3536 All other mortgage-backed securities                                          N/A
RCD05           RCON3537 Other debt securities                                                         N/A
RCD09           RCON3541 Other trading assets domestic                                                8401
RCD10           RCFN3542 Trading assets foreign                                                        N/A
RCD11.A         RCON3543 Gains on rate & contracts domestic                                         100535
RCD11.B         RCFN3543 Gains on rate & contracts foreign                                             978
RCD12           RCFD3545 Total Trading Assets                                                       109914
RCD13           RCFD3546 Liability for short positions                                                 N/A
RCD14           RCFD3547 Losses on rate & contracts                                                  96692
RCD15           RCFD3548 Total trading liabilities                                                   96692
RCE1.1.A        RCON2201 Private Transaction                                                       5532537
RCE1.1.B        RCON2240 Private Demand Deposits                                                   5259766
RCE1.1.C        RCON2346 Private Nontransaction                                                   12400001
RCE1.2.A        RCON2202 USG Transaction                                                              7528
RCE1.2.B        RCON2280 USG Demand Deposits                                                          2542
RCE1.2.C        RCON2520 USG Nontransaction                                                              0
RCE1.3.A        RCON2203 State/Local Transaction                                                    119240
RCE1.3.B        RCON2290 State/Local Demand Deposits                                                 60846
RCE1.3.C        RCON2530 State/Local Nontransaction                                                 117086
RCE1.4.A        RCON2206 US Coml Banks Transaction                                                  411959
RCE1.4.B        RCON2310 US Coml Banks Demand Deposits                                              411959
RCE1.4.C        RCON2550 US Coml Banks Nontransaction                                                    0
RCE1.5.A        RCON2207 Other US Dep'y Transaction                                                  38786
RCE1.5.B        RCON2312 Other US Dep'y Demand Deposits                                              38786
RCE1.5.C        RCON2349 Other US Dep'y Nontransaction                                                   0
RCE1.6.A        RCON2213 For Banks Transaction                                                       21040
RCE1.6.B        RCON2320 For Banks Demand Deposits                                                   21040
RCE1.6.C        RCON2236 For Branches US Banks Nontransaction                                            0
RCE1.7.A        RCON2216 For Govt Transaction                                                         1305
RCE1.7.B        RCON2300 For Govt Demand Deposits                                                     1305
RCE1.7.C        RCON2377 For Govt Nontransaction                                                         0
RCE1.8.A        RCON2330 Certified Checks: Transaction                                               70314
RCE1.8.B        RCON2330 Certified Checks: Demand                                                    70314
RCE1.9.A        RCON2215 Total Transaction Accounts                                                6202709
RCE1.9.B        RCON2210 Total Demand Deposits                                                     5866558
RCE1.9.C        RCON2385 Total Nontransaction Accounts                                            12517087
RCE1.M.1.A      RCON6835 IRA/Keogh                                                                  614941
RCE1.M.1.B      RCON2365 Brokered                                                                        0
RCE1.M.1.E      RCON5590 Memoranda: Preferred Deposits                                                 N/A
RCE1.M.1C1      RCON2343 Brokered less than $100K                                                        0
RCE1.M.1C2      RCON2344 Brokered Participated to less than $100K                                        0
RCE1.M.1D1      RCONA243 Matur data:denom less than 100k,matur less than or equal to 1 yr                0
RCE1.M.1D2      RCONA244 Matur data:denom =>100k,matur less than or equal to 1 yr                        0
RCE1.M.2.B      RCON6648 Time Deposits less than or equal to $100K                                 1992489
RCE1.M.2.C      RCON2604 Memoranda: Time Deposits >=$100 000                                       1050259

RCE1.M.2A1      RCON6810 MMDAs                                                             5788317
RCE1.M.2A2      RCON0352 Other Savings                                                     3686022
RCE1.M.3        RCON2398 NOW                                                                336151
RCE1.M.5A1      RCONA579 Memo: Time Deps less than 100K less than 3 MO                      538545
RCE1.M.5A2      RCONA580 Memo: Time Deps less than 100K 3-12 MO                             962683
RCE1.M.5A3      RCONA581 Memo: Time Deps less than 100K 1-3 YRS                             427153
RCE1.M.5A4      RCONA582 Memo: Time Deps less than 100K > 3 YRS                              64108
RCE1.M.5B       RCONA241 Memo: Time Deps less than 100K less than 1 YR                     1501228
RCE1.M.6A1      RCONA584 Memo: Time Deps > 100K less than 3 MO                              494446
RCE1.M.6A2      RCONA585 Memo: Time Deps > 100K 3-12 MO                                     452148
RCE1.M.6A3      RCONA586 Memo: Time Deps > 100K 1-3 YRS                                      84004
RCE1.M.6A4      RCONA587 Memo: Time Deps > 100K > 3 YRS                                      19661
RCE1.M.6B       RCONA242 Memo: Time Deps > 100K less than 1 YR                              946594
RCE2.1          RCFN2621 Private                                                                 0
RCE2.2          RCFN2623 US Banks                                                                0
RCE2.3          RCFN2625 For Banks                                                               0
RCE2.4          RCFN2650 For Govts                                                               0
RCE2.5          RCFN2330 Certified Checks                                                        0
RCE2.6          RCFN2668 Other                                                                   0
RCE2.7          RCFN2200 Total Deps in Foreign Offices                                           0
RCE2.M.1        RCFNA245 Memo:TD with remaining maturity less than or equal to 1 yr"             0
RCF1            RCFD2164 Income Earned Not Collected Loans                                   81932
RCF2            RCFD2148 Net Deferred Tax Assets                                            134143
RCF3.A          RCFDA519 Interest Only Strip: Mortgage Loans                                     0
RCF3.B          RCFDA520 Interest Only Strip: Other Assets                                       0
RCF4            RCFD2168 Other Assets                                                       394051
RCF4.A          RCFD3549 Other Assets - Line A                                              196300
RCF4.B          RCFD3550 Other Assets - Line B                                                 N/A
RCF4.C          RCFD3551 Other Assets - Line C                                                 N/A
RCF5            RCFD2160 Total Other Assets                                                 610126
RCFM.1          RCFD5610 Memo: Deferred Tax Assets Disallowed                                    0
RCG1.A          RCON3645 Expenses Accrued and Unpaid on deposi                               15041
RCG1.B          RCFD3646 Other Expenses Accrued and Unpaid                                  172675
RCG2            RCFD3049 Net Deferred Tax Liabilities                                            0
RCG3            RCFD3000 Minority Interest in Subsidiaries                                       0
RCG4            RCFD2938 Other Liabilities                                                   45069
RCG4.A          RCFD3552 Other Liabilities - Line A                                            N/A
RCG4.B          RCFD3553 Other Liabilities - Line B                                            N/A
RCG4.C          RCFD3554 Other Liabilities - Line C                                            N/A
RCG5            RCFD2930 Total Other Liabilities                                            232785
RCH01           RCON2155 Customers' Liability on Acceptances                                  9098
RCH02           RCON2920 Bank's Liability on Acceptances                                      9098
RCH03           RCON1350 Fed Funds Sold                                                    2554048
RCH04           RCON2800 Fed Funds Purchased                                               1926003
RCH05           RCON3190 Other Borrowed Money                                               505641
RCH06           RCON2163 Net Due from Own For Offices                                          N/A
RCH07           RCON2941 Net Due to Own For Offices                                            N/A
RCH08           RCON2192 Total Assets                                                     24331455
RCH09           RCON3129 Total Liabilities                                                22488270
RCH10           RCON1039 US Treasury Securities                                             903833
RCH11           RCON1041 US Government agency obligations                                   251315
RCH12           RCON1042 There is no description for this item                                 145
RCH13.A.1       RCON1043 MBS: Pass-Through: FNMA/FHLMC/GNMA                                4007749
RCH13.A.2       RCON1044 MBS: Pass-Through: Other Pass-Through                                   0
RCH13.B.1       RCON1209 MBS: Other MBS: FNMA/FHLMC/GNMA                                         0
RCH13.B.2       RCON1280 MBS: Other MBS: All Other MBS                                           0
RCH14           RCON1281 Other Domestic Debt Securities                                          0

RCH15          RCON1282 Foreign Debt Securities                            0
RCH16.A        RCONA510 Equity Securities: Mutual Fund/Eq Sec              0
RCH16.B        RCON1752 Equity Securities: All others                  46127
RCH17          RCON1374 Total Securities Held and Sale               5209169
RCHM.1         RCON3051 Net Due from Own IBF                             N/A
RCHM.2         RCON3059 Net Due to Own IBF                               N/A
RCI1           RCFN2133 Total IBF Assets                                 N/A
RCI2           RCFN2076 Total IBF Loans/Leases                           N/A
RCI3           RCFN2077 IBF Coml/Indl                                    N/A
RCI4           RCFN2898 Total IBF Liabilities                            N/A
RCI5           RCFN2379 IBF Deposit Liabilities Due to Banks             N/A
RCI6           RCFN2381 Other IBF Deposit Liabilities                    N/A
RCK01          RCFD3381 Interest-bearing Balances                        200
RCK02          RCFD3382 US Govt/Treasury                             5175018
RCK03          RCFD3383 State/Local Securities                           149
RCK04.A        RCFD3647 Other debt Securities                             36
RCK04.B        RCFD3648 Other equity Securities                        46129
RCK05          RCFD3365 Fed Funds Sold                                868090
RCK06.A.1      RCON3360 Total Loans                                 12885138
RCK06.A.2      RCON3385 RE Loans                                     2506647
RCK06.A.3      RCON3386 Agricultural & Farm Loans                      22826
RCK06.A.4      RCON3387 Commercial/Industrial Loans                  6550824
RCK06.A.5      RCON3388 Consumer Loans                               1598874
RCK06.B        RCFN3360 Foreign Office Loans                               0
RCK07          RCFD3401 Assets Held in Trading Accounts                81747
RCK08          RCFD3484 Lease Fin'g Receivables                        45831
RCK09          RCFD3368 Total Assets                                22526703
RCK10          RCON3485 Domestic Transaction Accounts                 276335
RCK11.A        RCON3486 MMDAs                                        4921154
RCK11.B        RCON3487 Other Savings                                3689941
RCK11.C        RCONA514 Time Deposits >= $100,000                    1024400
RCK11.D        RCONA529 Time Deposits less than $100,000             2032900
RCK12          RCFN3404 Interest-bearing Deposits in For Offi          88167
RCK13          RCFD3353 Fed Funds Purchased                          1921099
RCK14          RCFD3355 Other Borrowed Money                          322631
RCL01.A        RCFD3814 Unused Commits: Revolv Lines Secured               0
RCL01.B        RCFD3815 Unused Commits: Credit Card Lines                  0
RCL01.C.1      RCFD3816 Unused Commits: Fund loans secured            245381
RCL01.C.2      RCFD6550 Unused Commits: Fund loans not secure         553209
RCL01.D        RCFD3817 Unused Commits: Securities Underwrit               0
RCL01.E        RCFD3818 Unused Commits: Other Unused Commits         9043285
RCL02          RCFD3819 Fincl Standby Letters of Credit              1480336
RCL02.A        RCFD3820 Amount Fincl Standby Letters Conveyed          88110
RCL03          RCFD3821 Perfm Standby Letters of Credit               240713
RCL03.A        RCFD3822 Amount Perfm Standby Letters Conveyed            639
RCL04          RCFD3411 Commercl & Similar Letters of Credit          178910
RCL05          RCFD3428 Participations in Acceptncs Conveyed               0
RCL06          RCFD3429 Participations in Acceptncs Acquired               0
RCL07          RCFD3432 Securities Borrowed                                0
RCL08          RCFD3433 Securities Lent                                    0
RCL09.A.1      RCFDA521 1-4 Family: Outstanding Balance                    0
RCL09.A.2      RCFDA522 1-4 Family: Amount of Recourse                     0
RCL09.B.1      RCFDA523 Other Assets: Outstanding Balance                  0
RCL09.B.2      RCFDA524 Other Assets: Amount of Recourse                   0
RCL09.C.1      RCFDA249 Sml busns obligations:Outstanding bal"             0
RCL09.C.2      RCFDA250 Sml busns obligations:retaind recours              0
RCL10.A        RCFDA534 Credit Derivatives: Guarantor                      0

RCL10.B         RCFDA535 Credit Derivatives: Beneficiary                   0
RCL11           RCFD8765 Spot Foreign Exchange Contracts             1841465
RCL12           RCFD3430 All Other Off-Balance Sheet Liabs                 0
RCL12.A         RCFD3555 Other Off-Balance Sheet Liabilities-A           N/A
RCL12.B         RCFD3556 Other Off-Balance Sheet Liabilities-B           N/A
RCL12.C         RCFD3557 Other Off-Balance Sheet Liabilities-C           N/A
RCL12.D         RCFD3558 Other Off-Balance Sheet Liabilities-D           N/A
RCL13           RCFD5591 All Other Off-Balance Sheet Assets                0
RCL13.A         RCFD5592 Other Off-Balance Sheet Assets - A              N/A
RCL13.B         RCFD5593 Other Off-Balance Sheet Assets - B              N/A
RCL13.C         RCFD5594 Other Off-Balance Sheet Assets - C              N/A
RCL13.D         RCFD5595 Other Off-Balance Sheet Assets - D              N/A
RCL14.A.A       RCFD8693 Int Rate Contracts - Gross Futures            97300
RCL14.A.B       RCFD8694 Forgn Exch Contracts - Gross Futures              0
RCL14.A.C       RCFD8695 Equity Contracts - Gross Futures                  0
RCL14.A.D       RCFD8696 Commodity Contracts - Gross Futures               0
RCL14.B.A       RCFD8697 Int Rate Contracts - Gross Forwards               0
RCL14.B.B       RCFD8698 Forgn Exch Contracts - Gross Forwards       1707052
RCL14.B.C       RCFD8699 Equity Contracts - Gross Forwards                 0
RCL14.B.D       RCFD8700 Commodity Contracts - Gross Forwards              0
RCL14.C.1A      RCFD8701 Int Rate Contracts - Exchg Trad Wrttn       1550000
RCL14.C.1B      RCFD8702 Forgn Exch Contracts - Exchg Trad Wrt             0
RCL14.C.1C      RCFD8703 Equity Contracts - Exchg Trad Written             0
RCL14.C.1D      RCFD8704 Commodity Contracts - Exchg Trad Wrtn             0
RCL14.C.2A      RCFD8705 Int Rate Contracts - Exchg Trad Purch       3100000
RCL14.C.2B      RCFD8706 Forgn Exch Contracts - Exchg Trad Pur             0
RCL14.C.2C      RCFD8707 Equity Contracts - Exchg Trad Purchas             0
RCL14.C.2D      RCFD8708 Commodity Contracts - Exchg Trade Pur             0
RCL14.D.1A      RCFD8709 Int Rate Contracts - OTC Written Optn       4153114
RCL14.D.1B      RCFD8710 Forgn Exch Contracts - OTC Wrtn Optns         82677
RCL14.D.1C      RCFD8711 Equity Contracts - OTC Written Option        319396
RCL14.D.1D      RCFD8712 Commodity Contracts - OTC Written Opt          5424
RCL14.D.2A      RCFD8713 Int Rate Contracts - OTC Purchased Op       4153114
RCL14.D.2B      RCFD8714 Forgn Exch Contracts - OTC Purchased          82677
RCL14.D.2C      RCFD8715 Equity Contracts - OTC Purchased Optn        319396
RCL14.D.2D      RCFD8716 Commodity Contracts - OTC Purch Optn           5424
RCL14.E.A       RCFD3450 Int Rate Contracts - Gross Swaps            6050752
RCL14.E.B       RCFD3826 Forgn Exch Contracts - Gross Swaps            27553
RCL14.E.C       RCFD8719 Equity Contracts - Gross Swaps                    0
RCL14.E.D       RCFD8720 Commodity Contracts - Gross Swaps                 0
RCL15.A         RCFDA126 Int Rate Contracts - Gross Held Trade      13527679
RCL15.B         RCFDA127 Forgn Exch Contracts - Gross Held Trd       1899959
RCL15.C         RCFD8723 Equity Contracts - Gross Held Trading        638792
RCL15.D         RCFD8724 Commodity Contracts - Gross Held Trad         10848
RCL16.A.A       RCFD8725 Int Rate Contracts - Marked to Market        347600
RCL16.A.B       RCFD8726 Forgn Exch Contracts - Marked to Mrkt             0
RCL16.A.C       RCFD8727 Equity Contracts - Marked to Market               0
RCL16.A.D       RCFD8728 Commodity Contracts - Marked to Mrkt              0
RCL16.B.A       RCFD8729 Int Rate Contracts - NOT Marked             5229001
RCL16.B.B       RCFD8730 Forgn Exch Contracts - NOT Marked                 0
RCL16.B.C       RCFD8731 Equity Contracts - NOT Marked                     0
RCL16.B.D       RCFD8732 Commodity Contracts - NOT Marked                  0
RCL16.C.A       RCFDA589 Int Rate Contracts - Bank Pays Fixed           6701
RCL17.A.1A      RCFD8733 Int Rate Contracts Held - Pos Values          47406
RCL17.A.1B      RCFD8734 Forgn Exch Contracts Held - Pos Value         35035
RCL17.A.1C      RCFD8735 Equity Contracts Held - Pos Values            31698
RCL17.A.1D      RCFD8736 Commodity Contracts Held - Pos Value            136

RCL17.A.2A      RCFD8737 Int Rate Contracts Held - Neg Values     38201
RCL17.A.2B      RCFD8738 Forgn Exch Contracts Held - Neg Value    33312
RCL17.A.2C      RCFD8739 Equity Contracts Held - Neg Values       31698
RCL17.A.2D      RCFD8740 Commodity Contracts Held - Neg Value       136
RCL17.B.1A      RCFD8741 Int Rate Contracts Markd- Pos Values      1842
RCL17.B.1B      RCFD8742 Forgn Exch Contracts Markd- Pos Value        0
RCL17.B.1C      RCFD8743 Equity Contracts Markd- Pos Values           0
RCL17.B.1D      RCFD8744 Commodity Contracts Markd- Pos Value         0
RCL17.B.2A      RCFD8745 Int Rate Contracts Markd- Neg Values        27
RCL17.B.2B      RCFD8746 Forgn Exch Contracts Markd- Neg Value        0
RCL17.B.2C      RCFD8747 Equity Contracts Markd- Neg Values           0
RCL17.B.2D      RCFD8748 Commodity Contracts Markd- Neg Value         0
RCL17.C.1A      RCFD8749 Int Rate Contracts Not Markd - PosVal      126
RCL17.C.1B      RCFD8750 Forgn Exch Contracts Not Markd-PosVal        0
RCL17.C.1C      RCFD8751 Equity Contracts Not Markd - PosVal          0
RCL17.C.1D      RCFD8752 Commodity Contracts Not Markd-PosVal         0
RCL17.C.2A      RCFD8753 Int Rate Contracts Not Markd - NegVal    27597
RCL17.C.2B      RCFD8754 Forgn Exch Contracts Not Markd-NegVal        0
RCL17.C.2C      RCFD8755 Equity Contracts Not Markd - NegVal          0
RCL17.C.2D      RCFD8756 Commodity Contracts Not Markd-NegVal         0
RCLM.3          RCFD3833 Unused Commitments > 1 year            4845246
RCLM.3.A        RCFD3834 Participations in Commitments > 1 Yr     87755
RCLM.4          RCFD3377 Standby Letters of Credit - Non-U.S.     39817
RCLM.5.A        RCFD2741 Con Inst Lns w/o recourse - Prv Autos        0
RCLM.5.B        RCFD2742 Con Inst Lns w/o recourse - Crd Cards        0
RCLM.5.C        RCFD2743 Con Inst Lns w/o recourse - All other        0
RCM1.A          RCFD6164 Credit to Executives/Principals           1197
RCM1.B          RCFD6165 Number of Execs Who Borrowed $500K/5%        1
RCM10.A         RCON6441 Mutual Fund: Money Market Funds       12540070
RCM10.B         RCON8427 Mutual Fund: Equity Securities            7417
RCM10.C         RCON8428 Mutual Fund: Debt Securities              1186
RCM10.D         RCON8429 Mutual Fund: Other Mutual Funds         347590
RCM10.E         RCON8430 Mutual Fund: Annuities                     645
RCM10.F         RCON8784 Mutual Fund: Sales of Proprietary      5404439
RCM11           RCFDA525 Net Unamortized Gains (Sched RC)          2545
RCM12           RCFDA526 Assets Netted Against (Sched RC)             0
RCM13           RCFDA591 Outstanding Principal Bal Serviced           0
RCM2            RCFD3405 Fed Funds Sold -- Foreign Banks              0
RCM4.A          RCFD5500 O/S Bal Mortgages Serviced - GNMA            0
RCM4.B.1        RCFD5501 O/S Bal Morts Serviced-FHLMC w/ recou        0
RCM4.B.2        RCFD5502 O/S Bal Morts Serviced-FHLMC w/o rec         0
RCM4.C.1        RCFD5503 O/S Bal Morts Serviced-FNMA Reg optn         0
RCM4.C.2        RCFD5504 O/S Bal Morts Serviced-FNMA Spec optn        0
RCM4.D          RCFD5505 O/S Bal Morts Serviced-All other             0
RCM5.A          RCFD2103 Customers' Liability on Acceptances:      7056
RCM5.B          RCFD2104 Customers' Liability on Acceptances:      2042
RCM6.A          RCFD3164 Mtge Servicing Rights                        0
RCM6.A.1        RCFDA590 Mort Serv Rights - Est Fair Value            0
RCM6.B.1        RCFDB026 Other intangible - Purch cc rels             0
RCM6.B.2        RCFD5507 Other Intangible - All Other             38774
RCM6.C          RCFD3163 Goodwill                                291315
RCM6.D          RCFD2143 Total Intangible Assets                 330089
RCM6.E          RCFD6442 Intangible Assets Grandfathered              0
RCM7            RCFD3295 Mandatory Convertible Debt Dedictated        0
RCM8.A.1        RCFD5372 Othr Real Estate - Direct & Indirect         0
RCM8.A.2.A      RCON5508 Othr Real Estate - All other Real Est        0
RCM8.A.2.B      RCON5509 Othr Real Estate - Farmland                  0

RCM8.A.2.C      RCON5510 Othr Real Estate - 1-4 Family Residnt        0
RCM8.A.2.D      RCON5511 Othr Real Estate - Multifamily Resid         0
RCM8.A.2.E      RCON5512 Othr Real Estate - Nonfarm Nonresiden        0
RCM8.A.2.F      RCFN5513 Othr Real Estate - In Foreign Offices        0
RCM8.A.3        RCFD2150 Othr Real Estate - Total                     0
RCM8.B.1        RCFD5374 Inves - Direct & Indirect invest R/E         0
RCM8.B.2        RCFD5375 Inves - All othr invest unconsol subs     3448
RCM8.B.3        RCFD2130 Investmnts in unconsold subs - Total      3448
RCM9            RCFD3778 Noncumulative Perpetual Preferred Stk        0
RCMM.1          RCFD3836 Interbank Holdings: Reciprocal             N/A
RCN.O.1         RCON6979 Optional Narrative Comment (Y/N)             0
RCN1.A.A        RCFD1245 RE US: 30-89 Days                        37458
RCN1.A.B        RCFD1246 RE US: 90+ Days                           6972
RCN1.A.C        RCFD1247 RE US: Nonaccrual                        20913
RCN1.B.A        RCFD1248 RE non-US: 30-89 Days                        0
RCN1.B.B        RCFD1249 RE non-US: 90+ Days                          0
RCN1.B.C        RCFD1250 RE non-US: Nonaccrual                        0
RCN10.A         RCFD5612 Loans/Leases US Guaranteed-30-89 Days     1401
RCN10.A.A       RCFD5615 Loans/Leases Guaranteed: 30-89 Days       1121
RCN10.A.B       RCFD5616 Loans/Leases Guaranteed: 30-89 Days          0
RCN10.A.C       RCFD5617 Loans/Leases Guaranteed: 30-89 Days       3481
RCN10.B         RCFD5613 Loans/Leases US Guaranteed- 90+ Days         0
RCN10.C         RCFD5614 Loans/Leases US Guaranteed-Nonaccrual     4351
RCN2.A.A        RCFD5377 Loans US Deps: US Banks: 30-89 Days          0
RCN2.A.B        RCFD5378 Loans US Deps: US Banks: 90+ Days            0
RCN2.A.C        RCFD5379 Loans US Deps: US Banks: Nonaccrual          0
RCN2.B.A        RCFD5380 Loans US Deps: Foreign: 30-89 Days           0
RCN2.B.B        RCFD5381 Loans US Deps: Foreign: 90+ Days             0
RCN2.B.C        RCFD5382 Loans US Deps: Foreign: Nonaccrual           0
RCN3.A          RCFD1594 Ag US: 30-89 Days                            0
RCN3.B          RCFD1597 Ag US: 90+ Days                              0
RCN3.C          RCFD1583 Ag US: Nonaccrual                          160
RCN4.A.A        RCFD1251 Coml/Indl US: 30-89 Days                 79138
RCN4.A.B        RCFD1252 Coml/Indl US: 90+ Days                   21398
RCN4.A.C        RCFD1253 Coml/Indl US: Nonaccrual                 70543
RCN4.B.A        RCFD1254 Coml/Indl non-US: 30-89 Days              2139
RCN4.B.B        RCFD1255 Coml/Indl non-US: 90+ Days                   0
RCN4.B.C        RCFD1256 Coml/Indl non-US: Nonaccrual             13402
RCN5.A.A        RCFD5383 Consumer: Credit Cards: 30-89 Days        1199
RCN5.A.B        RCFD5384 Consumer: Credit Cards: 90+ Days           932
RCN5.A.C        RCFD5385 Consumer: Credit Cards: Nonaccrual           0
RCN5.B.A        RCFD5386 Consumer: Other: 30-89 Days              39186
RCN5.B.B        RCFD5387 Consumer: Other: 90+ Days                 5718
RCN5.B.C        RCFD5388 Consumer: Other: Nonaccrual               2168
RCN6.A          RCFD5389 Foreign: 30-89 Days                          0
RCN6.B          RCFD5390 Foreign: 90+ Days                            0
RCN6.C          RCFD5391 Foreign: Nonaccrual                          0
RCN7.A          RCFD5459 Other: 30-89 Days                        44105
RCN7.B          RCFD5460 Other: 90+ Days                           4070
RCN7.C          RCFD5461 Other: Nonaccrual                        18262
RCN8.A.A        RCFD1257 Leases US: 30-89 Days                        0
RCN8.A.B        RCFD1258 Leases US: 90+ Days                          0
RCN8.A.C        RCFD1259 Leases US: Nonacrual                         0
RCN8.B.A        RCFD1271 Leases non-US: 30-89 Days                    0
RCN8.B.B        RCFD1272 Leases non-US: 90+ Days                      0
RCN8.B.C        RCFD1791 Leases non-US: Nonaccrual                    0
RCN9.A          RCFD3505 Debt Securities: 30-89 Days                  0

RCN9.B          RCFD3506 Debt Securities: 90+ Days                            0
RCN9.C          RCFD3507 Debt Securities: Nonaccrual                          0
RCNM.1.A        RCFD1658 Restruc'd Loans: 30-89 Days                          0
RCNM.1.B        RCFD1659 Restruc'd Loans: 90+ Days                            0
RCNM.1.C        RCFD1661 restruc'd Loans: Nonaccrual                          0
RCNM.2.A        RCFD6558 Comm Real Estate Loans: 30-89 Days                2539
RCNM.2.B        RCFD6559 Comm Real Estate Loans: 90+ Days                  2590
RCNM.2.C        RCFD6560 Comm Real Estate Loans: Nonaccrual                1559
RCNM.3.AA       RCON2759 Secured Loans - Const: 30-89 Days                 4509
RCNM.3.AB       RCON2769 Secured Loans - Const: 90+ Days                   5311
RCNM.3.AC       RCON3492 Secured Loans - Const: Nonaccrual                 6389
RCNM.3.BA       RCON3493 Secured Loans - Farmland: 30-89 Days               231
RCNM.3.BB       RCON3494 Secured Loans - Farmland: 90+ Days                   0
RCNM.3.BC       RCON3495 Secured Loans - Farmland: Nonaccrual               945
RCNM.3.C1A      RCON5398 Secd Loans 1-4 Fam-Revol: 30-89 Days                 0
RCNM.3.C1B      RCON5399 Secd Loans 1-4 Fam-Revol: 90+ Days                   0
RCNM.3.C1C      RCON5400 Secd Loans 1-4 Fam-Revol: Nonaccrual                 0
RCNM.3.C2A      RCON5401 Secd Loans 1-4 Fam-Other: 30-89 Days             25447
RCNM.3.C2B      RCON5402 Secd Loans 1-4 Fam-Other: 90+ Days                1661
RCNM.3.C2C      RCON5403 Secd Loans 1-4 Fam-Other: Nonaccrual              8635
RCNM.3.DA       RCON3499 Secured Loans - Multifam: 30-89 Days               200
RCNM.3.DB       RCON3500 Secured Loans - Multifam: 90+ Days                   0
RCNM.3.DC       RCON3501 Secured Loans - Multifam: Nonaccrual               507
RCNM.3.EA       RCON3502 Secured Loans - Non Farm: 30-89 Days              7071
RCNM.3.EB       RCON3503 Secured Loans - Non Farm: 90+ Days                   0
RCNM.3.EC       RCON3504 Secured Loans - Non Farm: Nonaccrual              4437
RCNM.4.AA       RCFD3522 Rate/Contract: Book Value: 30-89 Days                0
RCNM.4.AB       RCFD3528 Rate/Contract: Book Value: 90+ Days                  0
RCNM.4.BA       RCFD3529 Rate/Contract: Replacement:30-89 Days                0
RCNM.4.BB       RCFD3530 Rate/Contract: Replacement: 90+ Days                 0
RCO1.A          RCON0030 Unposted Debits                                      0
RCO1.B.1        RCON0031 Unposted Debits: Demand                            N/A
RCO1.B.2        RCON0032 Unposted Debits: Time/Savings                      N/A
RCO10           RCON8432 Deposit Institution Invest. Contracts                0
RCO11.A         RCON8785 Reciprocal Demand Bals - Savings Asc.                0
RCO11.B         RCONA181 Reciprocal Demand Bals - Foreign Brch                0
RCO11.C         RCONA182 Reciprocal Demand Bals - Cash Items                  0
RCO12.A         RCONA527 Amt of Assets Netted agst Dem Deps                   0
RCO12.B         RCONA528 Amt of Assets Netted agst Tim/Svg Dep                0
RCO2.A          RCON3510 Unposted Credits                                     0
RCO2.B.1        RCON3512 Unposted Credits: Demand                           N/A
RCO2.B.2        RCON3514 Unposted Credits: Time/Savings                     N/A
RCO3            RCON3520 Uninvested Trust Fund Cash                       28616
RCO4.A          RCON2211 Demand Deposits of Unconsolidaed Subs             4228
RCO4.B          RCON2351 Time/Savings Deposits of Unconsolida                17
RCO4.C          RCON5514 Int accrued/unpaid on deps of con sub                0
RCO5.A          RCON2229 Demand Deposits: Insured Branches                    0
RCO5.B          RCON2383 Time/Savings Deposits: Insured Branc                 0
RCO5.C          RCON5515 Int accrued/unpaid on deps in ins brc                0
RCO6.A          RCON2314 Pass-through Reserve Balances: Demand                0
RCO6.B          RCON2315 Pass-through-Reserve Balances: Time/S                0
RCO7.A          RCON5516 Unamortized premiums                                 0
RCO7.B          RCON5517 Unamortized discounts                                0
RCO8.A.1        RCONA531 OAKAR: Total Deposits Purchased                    N/A
RCO8.A.2        RCONA532 OAKAR: Amt of Purchased Deposits                   N/A
RCO8.B          RCONA533 OAKAR: Total Deposits Sold                         N/A
RCOM.1.A.1      RCON2702 Amount of Deposit Accounts less than $100K     7979017

RCOM.1.A.2      RCON3779 (June Only) Number of Deposit Accts less than           N/A
RCOM.1.B.1      RCON2710 Amount of Deposit Accounts > $100K                 10740779
RCOM.1.B.2      RCON2722 Number of Deposit Accounts > $100K                    21810
RCOM.2.A        RCON6861 Yes/No: Bank has a better method/proc                     0
RCOM.2.B        RCON5597 If YES: Uninsured Deposits Amount                       N/A
RCOM.3          RCONA545 Cert No of consolidated inst.                           N/A
RCR1            RCFD6056 Do You Meet Capital Requirements? Y/N                     0
RCR2.A          RCFDA515 Subord Debt & Int Term Prfrd Stock                   445000
RCR2.B          RCFDA516 Other Limited-Life cap Instr                              0
RCR3.A1         RCFD8274 Regulatory capt ratios:Tier 1 Capital               1641590
RCR3.A2         RCFD8275 Regulatory capt ratios:Tier 2 Capital                664078
RCR3.A3         RCFD1395 Regulatory capt ratios: Tier 3 Capital                    0
RCR3.B          RCFD3792 Regulatory capt ratios:Total RB Captl               2305668
RCR3.C          RCFDA222 Regulatory capt ratios:Excess allownc                     0
RCR3.D1         RCFDA223 Regulatory capt ratios:Risk-wtd assts              18912102
RCR3.D2         RCFD1651 Regulatory capt ratios: Mrkt Risk-equiv                   0
RCR3.E          RCFD1727 Regulatory capt ratios: Max Cont Dolr                     0
RCR3.F          RCFDA224 Regulatory capt ratios:Avrg tot assts              22196614
RCR4.A          RCFD5163 00 % Risk assets recorded on Bal Sht                2306232
RCR4.B          RCFD3796 Zero % Risk: Credit Equiv Off-Balance                  8318
RCR5.A          RCFD5165 20 % Risk assets recorded on Bal Sht                8283283
RCR5.B          RCFD3801 20 % Risk: Credit Equiv Off-Balance                  282593
RCR6.A          RCFD3802 50 % Risk: Assets On Balance Sheet                   836340
RCR6.B          RCFD3803 50 % Risk: Credit Equiv Off-Balance                  144260
RCR7.A          RCFD3804 100 % Risk: Assets On Balance Sheet                12821569
RCR7.B          RCFD3805 100 % Risk: Credit Equiv Off-Balance                3738763
RCR8            RCFD3806 On-Balance Sheet Values Excluded From                303109
RCR9            RCFD3807 Total Assets Recorded On Balnce Sheet              24550533
RCRM.01         RCFD8764 Credit Exp - Off-Bal Sheet Derivative                 33399
RCRM.02.AA      RCFD3809 Derivative Int Rate Contracts less than 1 YR        4533645
RCRM.02.AB      RCFD8766 Derivative Int Rate Contracts 1-5 YRS               5248686
RCRM.02.AC      RCFD8767 Derivative Int Rate Contracts > 5 YRS               3521535
RCRM.02.BA      RCFD3812 Derivative Fgn Exch Contracts less than 1 YR        1494059
RCRM.02.BB      RCFD8769 Derivative Fgn Exch Contracts 1-5 YRS                319865
RCRM.02.BC      RCFD8770 Derivative Fgn Exch Contracts > 5 YRS                  3358
RCRM.02.CA      RCFD8771 Derivative Gold Contracts less than 1 YR                  0
RCRM.02.CB      RCFD8772 Derivative Gold Contracts 1-5 YRS                         0
RCRM.02.CC      RCFD8773 Derivative Gold Contracts > 5 YRS                         0
RCRM.02.DA      RCFD8774 Derivative P Metals Contracts less than 1 YR              0
RCRM.02.DB      RCFD8775 Derivative P Metals Contracts 1-5 YRS                     0
RCRM.02.DC      RCFD8776 Derivative P Metals Contracts > 5 YRS                     0
RCRM.02.EA      RCFD8777 Derivative Commodity Contrcts less than 1 YR           1320
RCRM.02.EB      RCFD8778 Derivative Commodity Contrcts 1-5 YRS                  4104
RCRM.02.EC      RCFD8779 Derivative Commodity Contrcts > 5 YRS                     0
RCRM.02.FA      RCFDA000 Derivative Equity Contracts less than 1 YR           319396
RCRM.02.FB      RCFDA001 Derivative Equity Contracts 1-5 YRS                       0
RCRM.02.FC      RCFDA002 Derivative Equity Contracts > 5 YRS                       0
RCX01.A         RCFD3561 Number Of Loans To Executive Officers                     0
RCX01.B         RCFD3562 Amount Of Loans To Executive Officers                     0
RCX01.C1        RCFD7701 Start Rate (####.##%) Loans To Execs.                     0
RCX01.C2        RCFD7702 Top Rate (####.##%) Loans To Execs.                       0
RI-01.A.1A      RIAD4011 RE Loans                                             162842
RI-01.A.1B      RIAD4019 Loans to Dep'y Inst's                                   173
RI-01.A.1C      RIAD4024 Ag/Farmer Loans                                        1096
RI-01.A.1D      RIAD4012 Coml/Indl Loans                                      325599
RI-01.A.1E      RIAD4026 Acceptances                                               0
RI-01.A.1G      RIAD4056 Loans to For Govts                                      418

RI-01.A.1I      RIAD4058 Other Domestic Loans                           108842
RI-01.A.2       RIAD4059 For Loans                                        1477
RI-01.A1F1      RIAD4054 Credit Cards                                    10257
RI-01.A1F2      RIAD4055 Other Consumer                                 114158
RI-01.A1H1      RIAD4503 Taxable State/Local Obligations                     0
RI-01.A1H2      RIAD4504 Exempt State/Local Obligations                    264
RI-01.B.1       RIAD4505 Taxable Leases                                   1502
RI-01.B.2       RIAD4307 Exempt Leases                                       0
RI-01.C.1       RIAD4105 Domestic Interest on Balances Due                   0
RI-01.C.2       RIAD4106 For Interest on Balances due                      116
RI-01.D.1       RIAD4027 US Govt/Treasury Securities                    232751
RI-01.D.2A      RIAD4506 Taxable State/Local Securities                      1
RI-01.D.2B      RIAD4507 Exempt State/Local Securities                       8
RI-01.D.3       RIAD3657 Other Domestic Debt securities                     40
RI-01.D.4       RIAD3658 Foreign Debt Securities                           147
RI-01.D.5       RIAD3659 Equity Securities (incl mutual funds)            2140
RI-01.E         RIAD4069 Interest on Trading Assets                         38
RI-01.F         RIAD4020 Interest on Fed Funds Sold Etc                  15155
RI-01.G         RIAD4107 Total Interest Income                          977024
RI-02.A.1A      RIAD4508 Transaction Accounts                             3164
RI-02.A.2       RIAD4172 Interest on For Deposits                        11680
RI-02.A1B1      RIAD4509 MMDAs                                           31898
RI-02.A1B2      RIAD4511 Other Savings                                   95575
RI-02.A1B3      RIADA517 Int Exp: Time Deposits >=$100,000               30505
RI-02.A1B4      RIADA518 Int Exp: Time Deposits less than $100,000       79228
RI-02.B         RIAD4180 Fed Funds Purchased Etc                         61184
RI-02.C         RIAD4185 Interest on Demand Notes to US Treasu           17070
RI-02.E         RIAD4200 Interest on Subordinated Notes/Debent           21379
RI-02.F         RIAD4073 Total Interest Expense                         351683
RI-03           RIAD4074 Net Interest Income                            625341
RI-04.A         RIAD4230 Provision for Loan and Lease Losses             92000
RI-04.B         RIAD4243 Provision for Allocated Transfer Risk               0
RI-05.A         RIAD4070 Income from Fiduciary Activities               138580
RI-05.B         RIAD4080 Service Charges on Deposit Accounts            117913
RI-05.C         RIADA220 Trading Revenue                                 18516
RI-05.F.1       RIAD5407 Other Noninterest Income - Fee Income           95347
RI-05.F.2       RIAD5408 Other Noninterest Income - All Other           168386
RI-05.G         RIAD4079 Total Noninterest Income                       538742
RI-06.A         RIAD3521 Gain/Loss Sec Held to Maturities                    0
RI-06.B         RIAD3196 Gain/Loss Sec Available-for-sale                23687
RI-07.A         RIAD4135 Salaries and Benefits                          429670
RI-07.B         RIAD4217 Expense on Premises/Fixed Assets               160298
RI-07.C         RIAD4092 Other Noninterest Expensze                     201788
RI-07.D         RIAD4093 Total Noninterest Expense                      791756
RI-08           RIAD4301 Income (loss) Before Income Taxes              304014
RI-09           RIAD4302 Income Taxes                                   108682
RI-10           RIAD4300 Income (loss) Before Extraordinary             195332
RI-11           RIAD4320 Extraordinary Items Net Of Taxes                    0
RI-12           RIAD4340 Net Income (loss)                              195332
RI-M.1          RIAD4513 Interest Expense on Exempt After 8/7/               5
RI-M.10         RIADA251 Memo:Credit losses on off-balnc sheet               0
RI-M.11         RIADA530 Does Bank have Subchapter-S Y/N                   N/A
RI-M.12         RIAD4772 Deferred                                          N/A
RI-M.2          RIAD8431 Memoranda: Income Sale Mutuals                  16840
RI-M.5          RIAD4150 Number of Employees on Payroll                   9759
RI-M.7          RIAD9106 There is no description for this item             N/A
RI-M.8.A        RIAD8757 Memoranda: Trading Rev - Interest                  76

RI-M.8.B        RIAD8758 Memoranda: Trading Rev - Foreign Exch       18440
RI-M.8.C        RIAD8759 Memoranda: Trading Rev - Equity/Index           0
RI-M.8.D        RIAD8760 Memoranda: Trading Rev - Commodity              0
RI-M.9.A        RIAD8761 Memoranda: Impact - Interest Income          2574
RI-M.9.B        RIAD8762 Memoranda: Impact - Interest Expense          486
RI-M.9.C        RIAD8763 Memoranda: Impact - Other Allocations       -1014
RIA01           RIAD3215 Total Equity on Dec 31 prev year-end      1812417
RIA02           RIAD3216 Equity Adjustments                              0
RIA03           RIAD3217 Amended Balance Previous Year             1812417
RIA04           RIAD4340 Net Income/Loss                            195332
RIA05           RIAD4346 Sale/Conversion of Stock                        0
RIA06           RIAD4356 Changes Incident to Combinations                0
RIA07           RIAD4470 LESS: Cash Dividends on Common                  0
RIA08           RIAD4460 LESS: Cash Dividends on preferred               0
RIA09           RIAD4411 Changes in Accounting Principles                0
RIA10           RIAD4412 Corrections of Accounting Errors                0
RIA11.A         RIAD8433 Net Unrealized Holding Avail Forsale      -164564
RIA11.B         RIAD4574 Accm net gains(loss) on cash flow hedges        0
RIA12           RIAD4414 Foreign Currency Translation Adjustme           0
RIA13           RIAD4415 Other Parent BHC Transactions                   0
RIA14           RIAD3210 Total Equity Capital End Of Cur. Per.     1843185
RIB1.1.A.A      RIAD4651 RE Loans: US                                 1878
RIB1.1.A.B      RIAD4661 RE Loans: non-US                             1550
RIB1.1.B.A      RIAD4652 RE Loans: non-US: Charge-Offs                   0
RIB1.1.B.B      RIAD4662 RE Loans: non-US: Recoveries                    0
RIB1.2.A.A      RIAD4653 Loans to US Banks: Charge-Offs                 17
RIB1.2.A.B      RIAD4663 Loans to US Banks: Recoveries                   0
RIB1.2.B.A      RIAD4654 Loans to For Banks: Charge-Offs                 0
RIB1.2.B.B      RIAD4664 Loans to For Banks: Recoveries                  0
RIB1.3.A        RIAD4655 Ag/Farm Loans: Charge-Offs                      0
RIB1.3.B        RIAD4665 Ag/Farm Loans: Recoveries                     386
RIB1.4.A.A      RIAD4645 Coml/Indl Loans US: Charge-Offs             21750
RIB1.4.A.B      RIAD4617 Coml/Indl Loans US: Recoveries               2679
RIB1.4.B.A      RIAD4646 Coml/Indl Loans non-US: Charge-Offs             0
RIB1.4.B.B      RIAD4618 Coml/Indl Loans non-US: recoveries              0
RIB1.5.A.A      RIAD4656 Credit Cards: Charge-Offs                    1493
RIB1.5.A.B      RIAD4666 Credits Cards: Recoveries                     295
RIB1.5.B.A      RIAD4657 Other Consumer Charge-Offs                  39254
RIB1.5.B.B      RIAD4667 Other Consumer: Recoveries                   8470
RIB1.6.A        RIAD4643 Loans to For Govts: Charge-Offs                 0
RIB1.6.B        RIAD4627 Loans to For Govts: Recoveries                 13
RIB1.7.A        RIAD4644 Other Loans: Charge-Offs                    29103
RIB1.7.B        RIAD4628 Other Loans: Recoveries                      3051
RIB1.8.A.A      RIAD4658 Leases US: Charge-Offs                          0
RIB1.8.A.B      RIAD4668 Leases US: Recovereies                          0
RIB1.8.B.A      RIAD4659 Leases non-US: Chatge-Offs                      0
RIB1.8.B.B      RIAD4669 Leases non-US: Recoveries                       0
RIB1.9.A        RIAD4635 Total Charge-offs (year-to-date)            93495
RIB1.9.B        RIAD4605 Total Recoveries (year-to-date)             16444
RIB1.M.4.A      RIAD5409 Memo: Charge-offs: Loans to fin comm.           8
RIB1.M.4.B      RIAD5410 Memo: Recoveries: Loans to fin commcl          45
RIB1.M.5AA      RIAD3582 Memo: Charge-offs: Loans sec construc           0
RIB1.M.5AB      RIAD3583 Memo: Recoveries: Loans sec construct          40
RIB1.M.5BA      RIAD3584 Memo: Charge-offs: Loans sec farmland           0
RIB1.M.5BB      RIAD3585 Memo: Recoveries: Loans sec farmland           14
RIB1.M.5DA      RIAD3588 Memo: Charge-offs: Loans sec multifam           0
RIB1.M.5DB      RIAD3589 Memo: Recoveries: Loans sec multifaml           3

RIB1.M.5EA      RIAD3590 Memo: Charge-offs: Loans sec nonfarm           22
RIB1.M.5EB      RIAD3591 Memo: Recoveries: Loans sec nonfarm           838
RIB1.M5C1A      RIAD5411 Memo: Charge-offs: Revolv loans 1-4 r           0
RIB1.M5C1B      RIAD5412 Memo: Recoveries: Revolv loans 1-4 rs           0
RIB1.M5C2A      RIAD5413 Memo: Charge-offs: Other loans 1-4 rs        1856
RIB1.M5C2B      RIAD5414 Memo: Recoveries: Other loans 1-4 res         655
RIB2.01         RIAD3124 Allowance for Loan/Lease: Dec 31           204129
RIB2.02         RIAD2419 Recoveries (Loan/Lease)                     16444
RIB2.03         RIAD2432 LESS: Charge-Offs (Loan/Lease)              93495
RIB2.04         RIAD4230 Provision (Loan/Lease)                      92000
RIB2.05         RIAD4815 Adjustments (Loan/Lease)                        0
RIB2.06         RIADA512 Allow. Loan/Lease Loss Balance             219078
RID1.1.A        RIAD4837 Interest Income Booked                        N/A
RID1.1.B        RIAD4838 Interest Expense Booked                       N/A
RID1.1.C        RIAD4839 Total                                         N/A
RID1.2.A        RIAD4840 Net Int'l Int Income Sold American            N/A
RID1.2.B        RIAD4841 Net Domestic Int Income Booked Foreig         N/A
RID1.2.C        RIAD4842 Total                                         N/A
RID1.3.A        RIAD4097 Noninterest Intl INcome                       N/A
RID1.3.B        RIAD4235 Provision for Intl Loan/Lease Losses          N/A
RID1.3.C        RIAD4239 Other Intl Nonint Expense                     N/A
RID1.3.D        RIAD4843 Total                                         N/A
RID1.4          RIAD4844 Total                                         N/A
RID1.5          RIAD4845 Adjustment to Pretax Income Etc               N/A
RID1.6          RIAD4846 Total                                         N/A
RID1.7          RIAD4797 Intl Income Taxes                             N/A
RID1.8          RIAD4341 Total                                         N/A
RID1.M.1        RIAD4847 Intracompany Int Income                       N/A
RID1.M.2        RIAD4848 Intracompany Int Expense                      N/A
RID2.1          RIAD4849 Interest Income at IBFs                       N/A
RID2.2          RIAD4850 Interest Expense at IBFs                      N/A
RID2.3.A        RIAD5491 Noninterest Intl Income (Gain/Losses)         N/A
RID2.3.B        RIAD5492 Noninterest Intl Income (Fees & Othr)         N/A
RID2.4          RIAD4852 Provision Loan/Lease Losses Intl Sold         N/A
RID2.5          RIAD4853 Other Noninterest Exp INtl Sold Ameri         N/A
RIE01.A         RIAD5415 Other non-interest income (RI-5.f.2)          N/A
RIE01.B         RIAD5416 Other non-interest income (RI-5.f.2)         1877
RIE01.C         RIAD5417 Other non-interest income (RI-5.f.2)          N/A
RIE01.D         RIAD4461 Other non-interest income (RI-5.f.2)        71000
RIE01.E         RIAD4462 Other non-interest income (RI-5.f.2)        57478
RIE01.F         RIAD4463 Other non-interest income (RI-5.f.2)          N/A
RIE02.A         RIAD4531 Other non-interest expense (RI-7.c)         30494
RIE02.B         RIAD5418 Other non-interest expense (RI-7.c)           N/A
RIE02.C         RIAD5419 Other non-interest expense (RI-7.c)           N/A
RIE02.D         RIAD5420 Other non-interest expense (RI-7.c)           N/A
RIE02.E         RIAD4464 Other non-interest expense (RI-7.c)           N/A
RIE02.F         RIAD4467 Other non-interest expense (RI-7.c)           N/A
RIE02.G         RIAD4468 Other non-interest expense (RI-7.c)           N/A
RIE03.A.1       RIAD6373 Effect of adopting FAS 133                      0
RIE03.A.2       RIAD4486 Applicable tax effect (RI-11.b)                 0
RIE03.B.1       RIAD4487 Extraordinary items and Adj (RI-11.a)           0
RIE03.B.2       RIAD4488 Applicable tax effect (RI-11.b)                 0
RIE03.C.1       RIAD4489 Extraordinary items and Adj (RI-11.a)           0
RIE03.C.2       RIAD4491 Applicable tax effect (RI-11.b)                 0
RIE04.A         RIAD4492 Equity cap adjustments (RIA-2)                N/A
RIE04.B         RIAD4493 Equity cap adjustments (RIA-2)                N/A
RIE05.A         RIAD4494 Acct changes effects (RIA-9)                  N/A

RIE05.B      RIAD4495 Acctg changes effects (RIA-9)              N/A
RIE06.A      RIAD4496 Corrections (RIA-10)                       N/A
RIE06.B      RIAD4497 Corrections (RIA-10)                       N/A
RIE07.A      RIAD4498 Transactions w/parent (RIA-12)             N/A
RIE07.B      RIAD4499 Transactions w/parent (RIA-12)             N/A
RIE08.A      RIAD4521 Adjs. to allow for l & l loss (RIB.2.      N/A
RIE08.B      RIAD4522 Adjs. to allow for l & l loss (RIB.2.      N/A
RIE09        RIAD4769 RI-E Other Explanations (Y/N)                0